UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2009

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

New Credit Agreement

On March 11, 2009, Lydall, Inc. (the “Company”) and the Company’s domestic subsidiaries, as co-borrowers or guarantors, entered into a $35 million secured Loan and Security Agreement (the “Credit Facility”) with Wachovia Capital Finance Corporation (New England), a Massachusetts corporation, as lender (the “Lender”). Subject to and upon the terms and conditions contained in the Credit Facility, the Lender agreed to make revolving loans to the borrowers from time to time in amounts requested by the borrowers up to the lesser of: (i) the “Borrowing Base” at such time or (ii) the maximum credit of $35 million. Availability under the Credit Facility is subject to a Borrowing Base comprised of certain percentages of eligible domestic accounts receivable, eligible domestic inventories and eligible domestic fixed assets, and reduced by applicable reserves. The Credit Facility has a term of three years.

Interest is charged on borrowings at the Company’s option of either: (i) prime rate plus the applicable margin or (ii) the “Eurodollar rate” plus the applicable margin. The prime rate is a fluctuating rate equal to the higher of the Lender’s prime rate or the federal funds rate plus .50%. The Eurodollar rate is a fluctuating LIBOR rate offered for deposits in U.S. dollars. The applicable margin added to the prime rate is 1.25% or 1.75% and the applicable margin added to the Eurodollar rate is 4.25% or 4.75%, depending on the type of collateral that supports the outstanding borrowings. The Company also pays .50% per annum on the average daily unused portion of the Credit Facility and 4.25% per annum on the daily outstanding balance of any outstanding letters of credit.

If the Company’s borrowings on the Credit Facility exceed $5,000,000, or “excess availability” under the Credit Facility is less than $12,500,000, then the Company is subject to a minimum cash flow financial covenant determined as of the end of each month during the period March 31, 2009 to July 31, 2009. Thereafter, if the Company’s borrowings on the Credit Facility exceed $5,000,000, or “excess availability” under the Credit Facility is less than $12,500,000, the Company is required to meet a minimum fixed charge coverage ratio. The fixed charge coverage ratio requires that, at the end of any month, the ratio of consolidated EBITDA to fixed charges may not be less than 1 to 1. The Credit Facility also generally restricts the Company’s ability to pay a cash dividend on its common stock or repurchase shares of common stock, subject to certain stated exceptions.

Repayment of amounts due and owing under the Credit Facility is secured by a security interest in most of the assets of the Company and its United States subsidiaries, as well as a pledge of the capital stock of substantially all of the Company’s domestic subsidiaries and 65% of the capital stock of certain of the Company’s foreign subsidiaries. The payment of outstanding principal under the Credit Facility and accrued interest thereon may be accelerated and become immediately due and payable upon the Company’s default in its payment or other performance obligations or its failure to comply with the financial and other covenants set forth in the Credit Agreement, subject to applicable notice requirements and cure periods as provided in the Credit Facility.

The Credit Facility is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the foregoing summary of the material terms and provisions of the Credit Facility is qualified in its entirety by the full text of the Credit Facility filed herewith.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

(a) Creation of a Direct Financial Obligation.

Information concerning the Company’s new Credit Facility is set forth in Item 1.01 above, which information is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 17, 2009, in response to the continued global economic decline impacting the markets that the Company serves, Lydall announced the implementation of certain cost reduction actions, including a decrease of 3% in the annual base salaries of all executive officers and most domestic employees of the Company and its subsidiaries, effective as of March 16, 2009. In addition, the Company’s matching contributions to its sponsored 401(k) plan will be suspended, beginning with the first payroll of May 2009, for all non-union, domestic employees.

The following table discloses the initial 2009 annual base salary, and the impact of the 3% reduction, for the Company’s executive officers who will be listed in the Summary Compensation Table included in the Proxy Statement distributed in connection with the 2009 Annual Meeting of Stockholders and are currently employed by the Company.

Named Executive Officer	2009 Annual Base Salary	2009 Adjusted Annual Base Salary
Dale G. Barnhart – President and CEO	$472,500	$458,325
Thomas P. Smith – Vice President, CFO and Treasurer	$247,200	$239,784
Peter V. Ferris – Subsidiary President	$245,655	$238,285
Kevin T. Longe – Subsidiary President	$301,197	$292,161
Mary A. Tremblay – Vice President, General Counsel & Corporate Secretary	$220,626	$214,007
Joseph K. Wilsted – Subsidiary President	$295,000	$286,150

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed with this report, as set forth below:

Exhibit Number	Exhibit Description
99.1	Loan and Security Agreement, dated March 11, 2009, by and among Lydall, Inc., Affinity Industries Asia LLC, Charter Medical Ltd., Lydall Filtration/Separation, Inc., Lydall Industrial Thermal Solutions, Inc., Lydall Industrial Thermal Sales/Service, LLC, Lydall Thermal/Acoustical, Inc., Lydall Thermal/Acoustical Sales LLC, as Borrowers, Lydall International, Inc., Trident II, Inc., as Guarantors, and Wachovia Capital Finance Corporation (New England), as Lender, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

March 17, 2009	By:	/s/ James V. Laughlan
James V. Laughlan Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Loan and Security Agreement, dated March 11, 2009, by and among Lydall, Inc., Affinity Industries Asia LLC, Charter Medical Ltd., Lydall Filtration/Separation, Inc., Lydall Industrial Thermal Solutions, Inc., Lydall Industrial Thermal Sales/Service, LLC, Lydall Thermal/Acoustical, Inc., Lydall Thermal/Acoustical Sales LLC, as Borrowers, Lydall International, Inc., Trident II, Inc., as Guarantors, and Wachovia Capital Finance Corporation (New England), as Lender, furnished herewith.